As filed with the Securities and Exchange Commission on April 27, 2011

Registration No. 333-169730

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 7 to

Form S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

DriveTime Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	5500	86-0721358
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

DT Acceptance Corporation

(Exact name of registrant as specified in its charter)

Arizona	5500	82-0587346
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Additional Registrants Listed on Schedule A Hereto

4020 East Indian School Road

Phoenix, Arizona 85018

(602) 852-6600

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Jon D. Ehlinger

General Counsel

DriveTime Automotive Group, Inc.

DT Acceptance Corporation

4020 East Indian School Road

Phoenix, Arizona 85018

(602) 852-6600

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Steven D. Pidgeon, Esq.

David P. Lewis, Esq.

DLA Piper LLP (US)

2525 East Camelback Road, Suite 1000

Phoenix, Arizona 85016

(480) 606-5100

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this registration statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☑ (Do not check if a smaller reporting company)	Smaller reporting company	☐

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
12.625% Senior Secured Notes due 2017	$151,000,000	$151,000,000	$10,766.30 (4)
Guarantees of 12.625% Senior Secured Notes due 2017 (2)	$151,000,000		(3)

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to rule 457 under the Securities Act of 1933, as amended (the “Securities Act”).
(2)	See schedule A to this cover page for a list of guarantors.
(3)	Pursuant to Rule 457(n), no additional registration fee is payable with respect to the guarantees.
(4)	Previously paid in connection with the original filing of the Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further Amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

SCHEDULE A

Additional Registrants

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number	Address, including Zip Code and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices
DriveTime Car Sales Company, LLC	Arizona	5500	86-0683232	4020 East Indian School Road, Phoenix, Arizona 85018, Tel. (602) 852-6600

DriveTime Sales and Finance Company, LLC	Arizona	5500	86-0657074	4020 East Indian School Road, Phoenix, Arizona 85018, Tel. (602) 852-6600

DT Credit Company, LLC	Arizona	5500	86-0677984	4020 East Indian School Road, Phoenix, Arizona 85018, Tel. (602) 852-6600

DT Jet Leasing, LLC	Arizona	5500	27-1063772	4020 East Indian School Road, Phoenix, Arizona 85018, Tel. (602) 852-6600

Approval Services Company, LLC	Arizona	5500	27-3266484	4020 East Indian School Road, Phoenix, Arizona 85018, Tel. (602) 852-6600

EXPLANATORY NOTE

This Amendment No. 7 is filed solely to re-file Exhibits 10.10, 10.11, 10.12.1 and 10.13.1 to the registration statement. No change is made to the registration statement other than with respect to Item 21 of Part II–Exhibits and Financial Statement Schedules. Accordingly, this amendment consists only of the facing page, this Explanatory Note and Item 21 of Part II, the signatures and the Exhibit Index of the registration statement.

II-1

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21.	Exhibits and Financial Statement Schedules

(a)	Exhibits.

Reference is made to the Exhibit Index filed as a part of this registration statement.

(b)	Financial Statement Schedules.

All schedules have been omitted because they are not applicable or because the required information is shown in the financial statements or notes thereto.

II-2

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on April 27, 2011.

DRIVETIME AUTOMOTIVE GROUP, INC.

By:	/S/ RAYMOND C. FIDEL
Raymond C. Fidel President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below on April 27, 2011.

Signature	Title

* Ernest C. Garcia II	Chairman of the Board of Directors

/S/ RAYMOND C. FIDEL Raymond C. Fidel	President, Chief Executive Officer, and Director (Principal Executive Officer)

* Mark G. Sauder	Chief Financial Officer and Executive Vice President (Principal Financial and Principal Accounting Officer)

* Gregg E. Tryhus	Director

* Keith W. Hughes	Director

MaryAnn N. Keller	Director

* Donald J. Sanders	Director

*By:	/S/ RAYMOND C. FIDEL
Raymond C. Fidel Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on April 27, 2011.

DT ACCEPTANCE CORPORATION

By:	/S/ RAYMOND C. FIDEL
Raymond C. Fidel Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below on April 27, 2011.

Signature	Title

* Ernest C. Garcia II	Chairman of the Board of Directors

/S/ RAYMOND C. FIDEL Raymond C. Fidel	Chief Executive Officer and Director (Principal Executive Officer)

* Mark G. Sauder	Chief Financial Officer (Principal Financial and Principal Accounting Officer)

* Steven P. Johnson	President and Director

* Gregg E. Tryhus	Director

* Keith W. Hughes	Director

MaryAnn N. Keller	Director

* Donald J. Sanders	Director

*By:	/S/ RAYMOND C. FIDEL
Raymond C. Fidel Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on April 27, 2011.

DRIVETIME SALES AND FINANCE COMPANY, LLC

By:	/S/ RAYMOND C. FIDEL
Raymond C. Fidel President, Chief Executive Officer and Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below on April 27, 2011.

Signature	Title

/s/ RAYMOND C. FIDEL Raymond C. Fidel	President, Chief Executive Officer and Manager (Principal Executive Officer)

* Mark G. Sauder	Chief Financial Officer and Executive Vice President (Principal Financial and Principal Accounting Officer)

*By:	/S/ RAYMOND C. FIDEL
Raymond C. Fidel Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on April 27, 2011.

DRIVETIME CAR SALES COMPANY, LLC

By:	/S/ RAYMOND C. FIDEL
Raymond C. Fidel Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below on April 27, 2011.

Signature	Title

/s/ RAYMOND C. FIDEL Raymond C. Fidel	Manager (Principal Executive Officer)

* Mark G. Sauder	Chief Financial Officer and Executive Vice President (Principal Financial and Principal Accounting Officer)

* Jon D. Ehlinger	Manager

*By:	/S/ RAYMOND C. FIDEL
Raymond C. Fidel Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on April 27, 2011.

DT CREDIT COMPANY, LLC

By:	/S/ RAYMOND C. FIDEL
Raymond C. Fidel President, Chief Executive Officer and Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below on April 27, 2011.

Signature	Title

/s/ RAYMOND C. FIDEL Raymond C. Fidel	President, Chief Executive Officer and Manager (Principal Executive Officer)

* Mark G. Sauder	Chief Financial Officer and Executive Vice President (Principal Financial and Principal Accounting Officer)

*By:	/S/ RAYMOND C. FIDEL
Raymond C. Fidel Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on April 27, 2011.

DT JET LEASING, LLC

By:	/S/ RAYMOND C. FIDEL
Raymond C. Fidel President, Chief Executive Officer and Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below on April 27, 2011.

Signature	Title

/s/ RAYMOND C. FIDEL Raymond C. Fidel	President, Chief Executive Officer and Manager (Principal Executive Officer)

* Mark G. Sauder	Chief Financial Officer and Executive Vice President (Principal Financial and Principal Accounting Officer)

*By:	/S/ RAYMOND C. FIDEL
Raymond C. Fidel Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on April 27, 2011.

APPROVAL SERVICES COMPANY, LLC

By:	/S/ RAYMOND C. FIDEL
Raymond C. Fidel Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below on April 27, 2011.

Signature	Title

/s/ RAYMOND C. FIDEL Raymond C. Fidel	Manager (Principal Executive, Principal Financial and Principal Accounting Officer)

* Jon D. Ehlinger	Manager

*By:	/S/ RAYMOND C. FIDEL
Raymond C. Fidel Attorney in Fact

EXHIBIT INDEX

Exhibit #	Description of Document

3.1.1	Amended and Restated Certificate of Incorporation of Ugly Duckling Corporation (former name of DriveTime Automotive Group, Inc.)**

3.1.2.1	Articles of Incorporation of DriveTime Acceptance Corporation (former name of DT Acceptance Corporation)**

3.1.2.2	Articles of Amendment to the Articles of Incorporation of DriveTime Acceptance Corporation (former name of DT Acceptance Corporation)**

Certificate of Incorporation or Articles of Organization, as applicable, with any amendments thereto, of the following additional registrants:

3.1.3	DriveTime Car Sales Company, LLC**

3.1.4	DriveTime Sales and Finance Company, LLC**

3.1.5	DT Credit Company, LLC**

3.1.6	DT Jet Leasing, LLC**

3.1.7	Approval Services Company, LLC**

3.2.1	By-laws of Ugly Duckling Corporation (former name of DriveTime Automotive Group, Inc.)**

3.2.2	Bylaws of DriveTime Acceptance Corporation (former name of DT Acceptance Corporation)**

Operating agreement, with any amendments thereto, of the following additional registrants:

3.2.3	DriveTime Car Sales Company, LLC**

3.2.4	DriveTime Sales and Finance Company, LLC**

3.2.5	DT Credit Company, LLC**

3.2.6	DT Jet Leasing, LLC**

3.2.7	Approval Services Company, LLC**

4.1.1	Indenture governing 12.625% Senior Secured Notes due 2017, including the form of 12.625% Senior Secured Notes due 2017, among DriveTime Automotive Group, Inc., DT Acceptance Corporation, DriveTime Car Sales Company, LLC, DriveTime Sales and Finance Company, LLC, DT Credit Company, LLC, DT Jet Leasing, LLC and Wells Fargo Bank, National Association, dated as of June 4, 2010**

4.1.2	First Supplemental Indenture governing 12.625% Senior Secured Notes due 2017, dated as of September 20, 2010, among DriveTime Automotive Group, Inc., DT Acceptance Corporation, Approval Services Company, LLC and Wells Fargo Bank, National Association, as Trustee.**

4.1.3	Security Agreement dated as of June 4, 2010, among DT Acceptance Corporation, DriveTime Automotive Group, Inc., DriveTime Car Sales Company, LLC, and Wells Fargo Bank, National Association, as collateral agent.* **

4.1.4	Pledge Agreement dated as of June 4, 2010, between DT Acceptance Corporation and Wells Fargo Bank, National Association, as collateral agent.**

4.1.5	Pledge Letter dated as of August 2, 2010, amending the Pledge Agreement dated as of June 4, 2010.**

Exhibit #	Description of Document

4.1.6	Intercreditor Agreement, dated as of June 4, 2010, among Santander Consumer USA Inc. and Manheim Automotive Financial Services, Inc. as First Priority Creditors, Wells Fargo Bank, National Association, as Collateral Agent and Second Priority Representative for the Second Priority Secured Parties (as defined therein), and as Trustee for the Holders (as defined therein), DriveTime Automotive Group, Inc., DriveTime Sales and Finance Company, LLC, DriveTime Car Sales Company, LLC, and DT Acceptance Corporation, and each of the other Loan Parties party thereto.**

4.2	Registration Rights Agreement, dated June 4, 2010, among DriveTime Automotive Group, Inc., DT Acceptance Corporation, DriveTime Car Sales Company, LLC, DriveTime Sales and Finance Company, LLC, DT Credit Company, LLC, DT Jet Leasing, LLC, Jefferies & Company, Inc., RBS Securities Inc. and UBS Securities LLC**

5.1	Opinion of DLA Piper LLP (US)**

10.1	DriveTime Executive Long Term Incentive Plan†**

10.2	Executive Bonus Agreement, dated as of July 13, 2005, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, and Mark Sauder †**

10.3	First Amendment to Executive Bonus Agreement, dated as of January 1, 2009, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, and Mark Sauder †**

10.4	Executive Bonus Agreement, dated as of July 13, 2005, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, and Al Appelman †**

10.5	First Amendment to Executive Bonus Agreement, dated as of January 1, 2009, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, and Al Appelman †**

10.6	Executive Bonus Agreement, dated as of July 13, 2005, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, and Jon Ehlinger †**

10.7	First Amendment to Executive Bonus Agreement, dated as of January 1, 2009, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, and Jon Ehlinger †**

10.8.1	Form of Director and Officer Indemnity Agreement for directors and officers of DriveTime Automotive Group, Inc.**

10.8.2	Form of Director and Officer Indemnity Agreement for directors and officers of DT Acceptance Corporation**

10.9.1

Third Amended and Restated Loan and Security Agreement, dated as of August 10, 2009, by and among DriveTime Automotive Group, Inc., DriveTime Sales and Finance Corporation, DriveTime Car Sales, Inc., Manheim Automotive Financial Services, Inc., and Santander Consumer USA,

Inc.* **

10.9.2	Amendment No. 1, dated as of October 20, 2009, to Third Amended and Restated Loan and Security Agreement, dated as of August 10, 2009, by and among DriveTime Automotive Group, Inc., DriveTime Sales and Finance Corporation, DriveTime Car Sales, Inc., Manheim Automotive Financial Services, Inc., and Santander Consumer USA, Inc.**

10.9.3	Amendment No. 2, dated December 30, 2009, to Third Amended and Restated Loan and Security Agreement, dated as of August 10, 2009, by and among DriveTime Automotive Group, Inc., DriveTime Sales and Finance Corporation, DriveTime Car Sales, Inc., Manheim Automotive Financial Services, Inc., and Santander Consumer USA, Inc.**

Exhibit #	Description of Document

10.9.4	Amendment No. 3, dated June 4, 2010, to Third Amended and Restated Loan and Security Agreement, dated as of August 10, 2009, by and among DriveTime Automotive Group, Inc., DriveTime Sales and Finance Company, LLC, as successor in interest to DriveTime Sales and Finance Corporation, DriveTime Car Sales Company, LLC, as successor in interest to DriveTime Car Sales, Inc., Manheim Automotive Financial Services, Inc., and Santander Consumer USA, Inc.**

10.9.5	Amendment No. 4, dated August 9, 2010, to Third Amended and Restated Loan and Security Agreement, dated as of August 10, 2009, by and among DriveTime Automotive Group, Inc., DriveTime Sales and Finance Company, LLC, as successor in interest to DriveTime Sales and Finance Corporation, DriveTime Car Sales Company, LLC, as successor in interest to DriveTime Car Sales, Inc., Manheim Automotive Financial Services, Inc., and Santander Consumer USA, Inc.**

10.9.6	Amendment No. 5, dated September 9, 2010, to Third Amended and Restated Loan and Security Agreement, dated as of August 10, 2009, by and among DriveTime Automotive Group, Inc., DriveTime Sales and Finance Company, LLC, as successor in interest to DriveTime Sales and Finance Corporation, DriveTime Car Sales Company, LLC, as successor in interest to DriveTime Car Sales, Inc., Manheim Automotive Financial Services, Inc., and Santander Consumer USA, Inc.**

10.9.7	Amendment No. 6, dated September 22, 2010, to the Third Amended and Restated Loan and Security Agreement, dated August 10, 2009, by and among DriveTime Automotive Group, Inc., a Delaware corporation, DriveTime Sales and Finance Company, LLC, an Arizona limited liability company, as successor in interest to DriveTime Sales and Finance Corporation, DriveTime Car Sales Company, LLC, an Arizona Limited liability company, as successor in interest to DriveTime Car Sales Inc., Santander Consumer USA Inc., an Illinois corporation, as a lender, and as the agent for the lenders, and Manheim Automotive Financial Services, Inc., a Delaware corporation, as a lender.**

10.9.8	Amendment No. 7, dated October 20, 2010, to the Third Amended and Restated Loan and Security Agreement, dated August 10, 2009, by and among DriveTime Automotive Group, Inc., a Delaware corporation, DriveTime Sales and Finance Company, LLC, an Arizona limited liability company, as successor in interest to DriveTime Sales and Finance Corporation, DriveTime Car Sales Company, LLC, an Arizona limited liability company, as successor in interest to DriveTime Car Sales, Inc., Santander Consumer USA Inc., an Illinois corporation, as a lender, and as the agent for the lenders, and Manheim Automotive Financial Services, Inc., a Delaware corporation, as a lender.**

10.10	Third Amended and Restated Loan and Servicing Agreement, dated as of July 23, 2010, by and among DT Warehouse, LLC, DT Credit Company, LLC, Wells Fargo Bank, National Association, Deutsche Bank AG, New York Branch, and the other parties named therein*

10.11	Loan and Security Agreement, dated as of July 23, 2010, by and among DT Warehouse IV, LLC, DT Credit Company, LLC, Wells Fargo Bank, National Association, The Royal Bank of Scotland plc, and other parties named therein*

10.12.1	Loan and Servicing Agreement, dated as of April 1, 2010, by and among DT Warehouse III, LLC, DT Credit Company, LLC, Wells Fargo Bank, National Association, UBS Real Estate Securities Inc., and the other parties named therein*

10.12.2	Amendment No. 1, dated as of July 28, 2010, to Loan and Servicing Agreement dated as of April 1, 2010 by and among DT Warehouse III, LLC, DT Credit Company, LLC, Wells Fargo Bank, National Association, UBS Real Estate Securities Inc., and the other parties named therein**

10.12.3	Amendment No. 2 to Loan and Servicing Agreement dated as of March 31, 2011 between DT Warehouse III, LLC, DT Credit Company, LLC, Wells Fargo National Bank, National Association, and UBS Real Estate Securities Inc.**

Exhibit #	Description of Document

10.12.4	Amendment No. 3 to Loan and Servicing Agreement dated as of April 10, 2011 between DT Warehouse III, LLC, DT Credit Company, LLC, Wells Fargo National Bank, National Association, and UBS Real Estate Securities Inc.**

10.12.5	Amendment No. 4 to Loan and Servicing Agreement dated as of April 15, 2011 between DT Warehouse III, LLC, DT Credit Company, LLC, Wells Fargo National Bank, National Association, and UBS Real Estate Securities Inc.**

10.13.1	Loan and Servicing Agreement, dated as of May 10, 2010, by and among DT Warehouse II, LLC, DT Credit Company, LLC, Santander Consumer USA Inc. and Wells Fargo Bank, National Association*

10.13.2	Amendment No. 1, dated as of June 15, 2010, to Loan and Servicing Agreement, dated May 10, 2010, by and among DT Warehouse II, LLC, DT Credit Company, LLC, Santander Consumer USA Inc. and Wells Fargo Bank, National Association**

10.13.3	Amendment No. 2, dated as of July 23, 2010, to Loan and Servicing Agreement, dated as of May 10, 2010, by and among DT Warehouse II, LLC, DT Credit Company, LLC, Santander Consumer USA Inc. and Wells Fargo Bank, National Association**

10.14	Restricted Stock Agreement, dated as of December 28, 2010, by and between DriveTime Automotive Group, Inc. and Raymond C. Fidel.**†

10.15	Restricted Stock Agreement, dated as of December 28, 2010, by and between DT Acceptance Corporation and Raymond C. Fidel.**†

10.16	Shareholders’ Agreement, dated as of December 28, 2010, among DriveTime Automotive Group, Inc., Ernest C. Garcia II and Elizabeth Joanne Garcia, the Ernest C. Garcia III Multi-Generational Trust, the Brian Garcia Multi-Generational Trust, the Ernest Irrevocable 2004 Trust, and the Brian Irrevocable 2004 Trust, and Raymond C. Fidel.**

10.17	Shareholders’ Agreement, dated as of December 28, 2010, among DT Acceptance Corporation, Ernest C. Garcia II and Elizabeth Joanne Garcia, the Ernest C. Garcia III Multi-Generational Trust, the Brian Garcia Multi-Generational Trust, the Ernest Irrevocable 2004 Trust, and the Brian Irrevocable 2004 Trust, and Raymond C. Fidel.**

12.1	Computation of Ratio of Earnings to Fixed Charges**

21.1	Subsidiaries of the registrants**

23.1	Consent of Grant Thornton LLP**

23.2	Consent of DLA Piper LLP (US) (Included in Exhibit 5.1)**

24.1	Powers of Attorney**

25	Statement of Eligibility on Form T-1**

99.1	Form of Letter of Transmittal**

99.2	Form of Notice of Guaranteed Delivery**

99.3	Form of Letter to Clients**

99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees**

*	Certain confidential information contained in this exhibit was omitted by means of redacting a portion of the text and replacing it with an asterisk. This exhibit has been filed separately with the Secretary of the SEC without the redaction pursuant to a Confidential Treatment Request under Rule 406 of the Securities Act.
**	Previously filed
†	Indicates a management contract or any compensatory plan, contract, or arrangement.